UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6615	95-2594729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

26600 Telegraph Road, Suite 400 Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)

(248) 352-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On January 11, 2017, Superior Industries International, Inc. (the “Company”) will make a presentation at the 2017 Deutsche Bank Global Auto Industry Conference. During this presentation, the Company will discuss its outlook for full year 2016 and announce its outlook for full year 2017. The presentation slides are attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

99.1	Presentation slides for 2017 Deutsche Bank Global Auto Industry Conference on January 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superior Industries International, Inc.

Date: January 11, 2017	By:	/s/ Kerry A. Shiba
	Name:	Kerry A. Shiba
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Presentation slides for 2017 Deutsche Bank Global Auto Industry Conference on January 11, 2017